                      AMENDMENT NUMBER THREE TO
                     LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT, dated as of April 14, 2000 (this "Amendment"), amends that certain Loan and Security Agreement, dated as of June 30, 1999 (as amended from time to time, the "Loan Agreement"), by and between TURF PARTNERS,INC., a Delaware corporation ("Borrower"), on the one hand, and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation ("Coast"), on the other hand. All initially capitalized terms used in this Amendment shall have the meanings ascribed thereto in the Loan Agreement unless specifically defined herein.

                               RECITALS

     WHEREAS, Borrower and Coast wish to amend the Loan Agreement pursuant to the terms and provisions set forth in this Amendment; and

     NOW, THEREFORE, the parties hereto agree as follows:

                              AMENDMENT

     Section 1.     WAIVER OF MAXIMUM DIVIDENDS LIMITATION SET FORTH IN
SECTION 7.5(j) LOAN AGREEMENT. Section 8.5(i) of the Agreement allows the upstreaming of funds to Guarantor in an amount not to exceed 75% of net income per month PROVIDED, HOWEVER, that the total of such upstreaming cannot exceed 75% of period to date net income and 75% of fiscal year end net income. Borrower has violated this section by upstreaming funds to Guarantor in excess of 75% of its fiscal year end net income. Such violation concerns the fiscal year end period ending December 31, 1999. Such violation constitutes an Event of Default under the Agreement.

     Borrower has requested and Coast has agreed to waive such Event of Default.

     Coast's waiver of such Event of Default is limited precisely as written and shall not be deemed to (a) be a waiver or modification of any other term or condition of the Agreement or any other loan document or (b) prejudice any right or remedy which Coast may now have or may have in the future (except to the extent such right or remedy is based upon the foregoing Event of Default) under or in connection with the Agreement or any loan document.

     Section 2.     AMENDMENT TO THE DEFINITION OF "NET WORTH" SET FORTH IN
SECTION 1.1 OF THE LOAN AGREEMENT. The definition of "Net Worth" set forth in
Section 1.1 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

          "NET WORTH" means shareholder's equity, PLUS subordinated debt otherwise permitted hereunder LESS Goodwill, as that term is defined by generally accepted principles."

     Section 3.     AMENDMENT TO THE SECTION 8.5(i) OF THE LOAN AGREEMENT.
Section 8.5(i) of the Loan Agreement is hereby amended by deleting such paragraph in its entirety and replacing it with the following:

     "(i) pay or declare any dividends or distributions on the ownership interests in Borrower except for: (i) dividends or distributions payable solely in stock form of ownership interests in Borrower, and (ii) upstreaming of funds to Guarantor in an amount not to exceed the lesser of: (i) 75% of year-to-date net income, or (ii) the sum of 75% of year-to-date net income PLUS projected net income for the remaining periods of the year.

     Section 4. AMENDMENT TO THE SECTION 8.1 OF THE SCHEDULE TO THE LOAN AGREEMENT. Section 8.1 of the Schedule to the Loan Agreement is hereby amended by deleting such paragraph in its entirety and replacing it with the following:

     "Borrower's ongoing Net Worth shall be no less the following amounts set forth below for the corresponding quarterly periods:


      QUARTERLY PERIOD ENDING             NET WORTH REQUIREMENT

      March 31, 2000                      $3,675,000

      June 30, 2000                       $6,800,000

      September 30, 2000 and              An amount equal to Borrower's actual
      each quarterly period thereafter    Net Worth as of 12/31/99 plus 80% of
                                          Borrower's projected year-to-date net
                                          income."



     Section 5. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon: (a) the receipt by Coast of a fully executed copy of this Amendment; (b) the receipt by Coast of an executed copy of that certain waiver/forbearance letter, of even date herewith, concerning Guarantor (the "Waiver/Forbearance Letter"); and (c) receipt of that certain "Waiver/Modification Fee" of $25,000 as set forth in the Waiver/Forbearance Letter.

     Section 6. ENTIRE AGREEMENT. The Loan Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Borrower represents, warrants and agrees that in entering into the Loan Agreement and consenting to this Amendment, it has not relied on any representation, promise, understanding or agreement, oral or written, of, by or with, Coast or any of its agents, employees, or counsel, except the representations, promises, understandings and agreements specifically contained in or referred to in the Loan Agreement, as amended hereby.

     Section 7. CONFLICTING TERMS. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement, the terms of this Amendment shall govern. In all other respects, the Loan Agreement, as amended and supplemented hereby, shall remain in full force and effect.

     Section 8. MISCELLANEOUS. This Amendment shall be governed by and construed in accordance with the laws of the State of California. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.


                                            BORROWER:

                                            TURF PARTNERS, INC.,
                                            a Delaware corporation

                                            By /s/ Dennis N. Sentz
                                              ------------------------------

                                            By /s/ Dennis N. Sentz
                                              ------------------------------
                                                        Secretary


                                            COAST:

                                            COAST BUSINESS CREDIT,
                                            A division of Southern Pacific Bank

                                            By:  /s/ PHILLIP GOESSLER
                                              ------------------------------

                                            Title: Vice President
                                                 ---------------------------

                            CONSENT OF GUARANTOR

     This undersigned, as guarantor of the Obligations (as defined in that certain Loan Security Agreement, dated as of June 30, 1999, (as amended, together with all supplements, addenda, exhibits and schedules thereto, the "Agreement"), entered into by and between Coast Business Credit, a division of Southern Pacific Bank, a California corporation ("Coast"), and Turf Partners, Inc., a Delaware corporation ("Borrower")), under its respective Continuing Guaranty, dated as of June 30, 1999, entered into by the undersigned (the "Guaranty"), hereby acknowledges notice of the foregoing Amendment Number Three to Loan and Security Agreement, dated as of April 14, 2000 (the "Amendment"), between Coast and Borrower, consents to the terms contained therein, and agrees that its respective Continuing Guaranty shall remain in full force and effect.



Dated as of April 14, 2000                  ECO SOIL SYSTEMS, INC.,
                                            a Nebraska corporation

                                            By /s/ Dennis Sentz
                                              -----------------------
                                            Title CFO
                                                 --------------------